Exhibit 99.1

Press Release

For Immediate Release

RBB BANCORP ANNOUNCES CORRECTIONS TO THIRD QUARTER EARNINGS RELEASE

LOS ANGELES, November 14, 2023 /Businesswire/ -- RBB Bancorp (the “Company”, “we”, “us” or “our”) (NASDAQ: RBB) today announced that, in connection with the review of the Company’s interim financial statements for the three months ended September 30, 2023, the Company’s independent registered public accounting firm identified an adjustment to the interim period noninterest income and net income that the Company previously announced in its quarterly earnings release on October 23, 2023. The Company received a $5.0 million grant as a part of the Community Development Financial Institution Equitable Recovery Program award (the “Award”) during the interim period, which was previously recorded as noninterest income. The Company had previously announced in its quarterly earnings release that the Company’s noninterest income for the three months ended September 30, 2023 was $7.7 million, which included the full amount of the $5.0 million Award.  The Company subsequently determined that the income recognition should be deferred and not included in noninterest income for the interim period.

As a result, the Company’s noninterest income for the three months ended September 30, 2023 was $2.8 million, and its net income for the interim period was $8.5 million, or $0.45 diluted earnings per share, instead of the $12.0 million and $0.63, respectively, previously announced in the Company’s quarterly earnings release.  In addition, the Company’s annualized return on average assets was 0.83% and annualized return on average tangible common equity was 7.82%, as compared to 1.17% and 11.04%, respectively, previously announced in the Company’s quarterly earnings release.

Management of the Company and the Company’s independent public accounting firm re-evaluated the Company’s internal control over financial reporting related to our infrequent transactions such as noninterest income recognition for the Award and concluded that a material weakness existed in that area.  As a result, management of the Company determined that the Company’s internal control over financial reporting and disclosure controls and procedures were not effective as of September 30, 2023.

The Company has also made available on its website, www.royalbusinessbankusa.com, an updated investor presentation reflecting the corrected third quarter earnings results, which contains certain historical and forward-looking information relating to the Company.

Corporate Overview

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California. As of September 30, 2023, the Company had total assets of $4.1 billion. Its wholly-owned subsidiary, Royal Business Bank (the “Bank”), is a full service commercial bank, which provides business banking services to the Asian communities in Los Angeles County, Orange County, and Ventura County in California, in Las Vegas, Nevada, in Brooklyn, Queens, and Manhattan in New York, in Edison, New Jersey, in the Chicago neighborhoods of Chinatown and Bridgeport, Illinois, and on Oahu, Hawaii. Bank services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County, two branches in Ventura County, one branch in Orange County, California, one branch in Las Vegas, Nevada, three branches and one loan operation center in Brooklyn, three branches in Queens, one branch in Manhattan in New York, one branch in Edison, New Jersey, two branches in Chicago, Illinois, and one branch in Honolulu, Hawaii. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its finance and operations center is located at 7025 Orangethorpe Ave., Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

Contacts

David Morris, Chief Executive Officer, (714) 670-2488                     Alex Ko, EVP/Chief Financial Officer, (213) 533-7919

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to attract and retain deposits and access other sources of liquidity; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; the transition away from the London Interbank Offering Rate (LIBOR) and related uncertainty as well as the risks and costs related to our adopted alternative reference rate, including the Secured Overnight Financing Rate (SOFR); risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine and in the Middle East, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system; the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate of the rules and regulations related to the calculation of the FDIC insurance assessment amount; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, “Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; market disruption and volatility;  fluctuations in the Bancorp’s stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuances of preferred stock; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including its Annual Report as filed under Form 10-K and Form 10-K/A for the year ended December 31, 2022, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.